UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

October 20, 2004

Maxtor Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-16447	77-0123732

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 McCarthy Blvd., Milpitas, California 95035
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(408) 894-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02 Results of Operations and Financial Condition.

On October 20, 2004, Maxtor Corporation (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended September 25, 2004.

The press release relating to the financial results for the fiscal quarter ended September 25, 2004 is attached hereto as Exhibit 99.2.

The Company provides in the press release and conference call certain non-GAAP financial measures, including non-GAAP net income (loss) and non-GAAP net income (loss) per share. As used herein, “GAAP” refers to accounting principles generally accepted in the United States. These non-GAAP financial measures exclude from the directly comparable GAAP measures, amortization of intangible assets and stock compensation expense. As required by Regulation G, the press release contains a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures. The Company believes the non-GAAP measures are useful to investors because they provide an alternative method for measuring the operating performance of the Company’s business, excluding certain non-cash items relating to the Company’s April 2001 acquisition of the Quantum HDD business which charges will decline in stages over the next six quarters and would normally be included in the most directly comparable GAAP financial measure. The Company’s management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company’s operating performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled items reported by other companies.

Item 8.01 Other Events.

On October 20, 2004, the Company announced its financial results for the third quarter ended September 25, 2004. Revenue for the quarter was $927.2 million. The Company reported a net loss on a GAAP basis in the third quarter of 2004 of $90.6 million, or $(0.36) per share. Included in the GAAP net loss was $27.2 million of severance and facilities-related restructuring charges and a $5.1 million charge for the amortization of intangible assets. In the third quarter of 2003, revenue totaled $1.066 billion. Net income on a GAAP basis in the third quarter of 2003 was $29.9 million, or $0.12 per diluted share. The GAAP net income included a charge for the amortization of intangible assets and stock-based compensation expense totaling $20.7 million.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit
No.	Description
Exhibit 99.1	Maxtor Corporation Balance Sheet as of September 25, 2004 and Statements of Operations for the three and nine month periods ended September 25, 2004, as announced on October 20, 2004.
Exhibit 99.2	Earnings release, dated October 20, 2004, regarding the third quarter 2004 results of Maxtor Corporation

Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2004

MAXTOR CORPORATION
By:	/s/ Paul J. Tufano
	Name:	Paul J. Tufano
	Title:	President and Chief Executive Officer and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Maxtor Corporation Balance Sheet as of September 25, 2004 and Statements of Operations for the three and nine month periods ended September 25, 2004, as announced on October 20, 2004.
99.2	Earnings release, dated October 20, 2004, regarding the third quarter 2004 results of Maxtor Corporation.